SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 24, 2005
                                ----------------


                          JAVELIN PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


              Delaware                 0-31114                 88-0471759
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
                                  of Incorporation)         Identification No.)

       130 West 42nd Street, 12th Floor, New York, New York       10036
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           (Address of principal executive offices)             (zip code)


        Registrant's telephone number, including area code -   (212) 554-4550

                                       N/A
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          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

         On October 24, 2005, we, Javelin Pharmaceuticals, Inc., announced the acceptance for review of the Marketing Authorization Application (MAA) for European Regulatory Approval for Dyloject(TM) that we had submitted.

         A copy of our press release announcing such acceptance for review is attached as an exhibit to this Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           99.1   Press Release, dated October 24, 2005.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               JAVELIN PHARMACEUTICALS, INC.


                                               By: /s/ Daniel B. Carr, MD
                                                  --------------------------
                                                   Daniel B. Carr, MD
                                                   Chief Executive Officer



Dated:  October 24 2005



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                                  EXHIBIT INDEX

EXHIBIT
NUMBER       EXHIBIT

99.1         Press Release of Javelin Pharmaceuticals, Inc. dated
             October 24, 2005.




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